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                                 UNITED STATES


                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                 F O R M   8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 16 1995
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                       BANKERS TRUST NEW YORK CORPORATION
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             (Exact name of registrant as specified in its charter)

                                   NEW YORK
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                (State or other jurisdiction of incorporation)

            1-5920                                       13-6180473
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   (Commission file number)                 (IRS employer identification no.)

                    280 PARK AVENUE, NEW YORK NEW YORK      10017
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                 (Address of principal executive offices) (Zip Code)


    Registrant's telephone number, including area code (212) 250-2500
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ITEM 5. OTHER EVENTS

          On May 16, 1995, Bankers Trust New York Corporation issued a press release announcing that Charles S. Sanford, Jr., chairman and chief executive officer of Bankers Trust New York Corporation, announced his intention to retire no later than the middle of 1996.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits

         99.1 Press Release of Bankers Trust New York Corporation, dated May 16, 1995.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        BANKERS TRUST NEW YORK CORPORATION


                                        By /s/ Gordon S. Calder, Jr.
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                                               Gordon S. Calder, Jr.
                                               Assistant Secretary

date: May 17, 1995
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                               INDEX TO EXHIBITS

        99.1 Press release of Bankers Trust New York Corporation, dated May 16, 1995,